As filed with the Securities and Exchange Commission on May 10, 2002
                                             Securities Act File No. 333-84754
                                     Investment Company Act File No. 811-09243

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2
                            _____________________

         [   ] Registration Statement under the Securities Act of 1933
         [ X ] Pre-Effective Amendment No. 1
         [   ] Post-Effective Amendment No. 1

                                    and/or

         [X]      Registration Statement under the Investment
                  Company Act of 1940 Amendment No. 4

                       (Check Appropriate Box or Boxes)
                            _____________________

                          THE GABELLI UTILITY TRUST
              (Exact Name of Registrant as Specified in Charter)
                            _____________________

                             One Corporate Center
                           Rye, New York 10580-1434
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, Including Area Code: (800) 422-3554
                               Bruce N. Alpert
                          The Gabelli Utility Trust
                             One Corporate Center
                           Rye, New York 10580-1434
                                (914) 921-5100
                   (Name and Address of Agent for Service)
                            _____________________

Copies to:

James E. McKee, Esq.                    Richard T. Prins, Esq.
The Gabelli Utility Trust               Skadden, Arps, Slate, Meagher & Flom LLP
One Corporate Center                    Four Times Square
Rye, New York 10580                     New York, New York 10036

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

                 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                             Amount          Proposed Maximum        Proposed Maximum        Amount of
Title of Securities          Being          Offering Price Per      Aggregate Offering     Registration
Being Registered           Registered           Share (1)                  Price              Fee (2)
----------------           ----------       ------------------      ------------------     -------------

Shares of
Common
beneficial interest        3,770,000           $9.96                  $37,618,920             $3,460

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low sales prices reported on the New York Stock Exchange on May 8, 2002.
(2) $93 previously paid in connection with the Trust's initial registration statement filed with the Securities and Exchange Commission on March 22, 2002.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Notice to Canadian Residents:

These Securities Have Not Been Approved or Disapproved by any Securities or Regulatory Authority in Canada. This offering will be made in the Province of Ontario but will not be made in the Province of Quebec or any other province of Canada where it is not permitted by law.

                                        CROSS-REFERENCE SHEET
                                       PURSUANT TO RULE 481(a)

N-2 Item Number                                            Location in Part A (Caption)
---------------------------------------------------------------------------------------------------------------
PART A

1.    Outside Front Cover..................................Front Cover Page
2.    Inside Front and Outside Back Cover Page.............Front Cover Page
3.    Fee Table and Synopsis...............................Prospectus Summary; Table of Fees and Expenses
4.    Financial Highlights.................................Financial Highlights
5.    Plan of Distribution.................................The Offer
6.    Selling Shareholders.................................Not Applicable
7.    Use of Proceeds......................................Use of Proceeds;
8.    General Description of the Registrant................Investment Objectives and Policies; The
                                                           Offer; Risk Factors and Special
                                                           Considerations
9.    Management...........................................Management of the Fund
10.   Capital Stock........................................The Offer; Capitalization; Custodian,
                                                           Transfer Agent, Dividend-Disbursing Agent
                                                           and Registrar; Dividends and Distributions; Taxation
11.   Defaults and Arrears on Senior
      Securities...........................................Not Applicable
12.   Legal Proceedings....................................Not Applicable
13.   Table of Contents of the Statement of                Table of Contents of the Statement of
      Additional Information...............................Additional Information

PART B                                                     Location in Statement of
                                                           Additional Information
----------------------------------------------------------------------------------------------------------------

14.   Cover Page...........................................Outside Front Cover Page
15.   Table of Contents....................................Outside Front Cover Page
16.   Investment Objectives and Policies...................Investment Objectives; Investment Practices;
17.   Management...........................................Management of the Fund
18.   Control Persons and Principal  Holders ..............Management of the Fund
19.   Investment Advisory and Other Services...............Management of the Fund
20.   Brokerage Allocation and Other Practices.............Portfolio Transactions
21.   Automatic Dividend Reinvestment and                  Automatic Dividend Reinvestment and
      Voluntary Cash Purchase Plan.........................Voluntary Cash Purchase Plan
22.   Tax Status...........................................Taxation
23.   General Information..................................General Information
24.   Beneficial Owner.....................................Beneficial Owner
25.   Financial Statements.................................Financial Statements


PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


PROSPECTUS

                   __________ RIGHTS FOR __________ SHARES

                         [GABELLI UTILITY TRUST LOGO]

                                 THE GABELLI
                                UTILITY TRUST
                                 COMMON STOCK

      The Gabelli Utility Trust (the "Fund") is issuing transferable rights ("Rights") to its shareholders. These Rights will allow you to subscribe for new shares of common stock of the Fund. For every three Rights that you receive, you may buy one new Fund share. You will receive one Right for each outstanding Fund share you own on May __, 2002 (the "Record Date"). Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The number of Rights issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of common stock held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on May __, 2002 written representation of the number of Rights required for such rounding. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering (the "Offer"), subject to limitations discussed in this prospectus.

      The Rights are transferable and will be admitted for trading on the New York Stock Exchange ("NYSE") under the symbol "GUT RT." The Fund's shares of common stock are listed, and the shares issued pursuant to this Offer will be listed, on the NYSE under the symbol "GUT." On May __, 2002 (the last date prior to the Fund's shares trading ex- Rights), the last reported net asset value per share of the Fund's shares was $_____ and the last reported sales price of a share on the NYSE was $_____. THE PURCHASE PRICE PER SHARE (the "Subscription Price") WILL BE ______. THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JUNE __, 2002, unless the Offer is extended as described in this Prospectus (the "Expiration Date").

      The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or profits of such company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Gabelli Funds, LLC (the "Investment Adviser") serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors. No assurances can be given that the Fund's objectives will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF THE FUND, SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE __ OF THIS PROSPECTUS. The address of the Fund is One Corporate Center, Rye, New York 10580 and its telephone number
(914) 921-5070.

      This Prospectus sets forth certain information about the Fund an investor should know before investing and should be retained for future reference.

      A Statement of Additional Information dated May __, 2002 (the "SAI") has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the SAI appears on page __ of this Prospectus. A copy of the SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422- 3554.

                      ---------------------------------

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
           SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE
          SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR
           COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.


                          SUBSCRIPTION                          PROCEEDS
                              PRICE          SALES LOAD         TO FUND(1)
                          ------------      ------------     ---------------
Per Share................     $[ ]                None             $[ ]
Total....................     $[ ]                None             $[ ]

(1) Before deduction of expenses incurred by the Fund, estimated at $500,000.

                      ---------------------------------

      SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS SHOULD EXPECT THAT THEY WILL, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR SHARES DEPENDING UPON WHETHER THE FUND'S NET ASSET VALUE PER SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. The Fund cannot state precisely the extent of any dilution or accretion at this time because the Fund does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised. The Investment Adviser's parent company, Gabelli Asset Management Inc. and its affiliates ("Affiliated Parties") may purchase shares through the primary subscription and the over-subscription privilege shares and Mr. Mario J. Gabelli, who may be deemed to control the Fund's investment adviser, or his affiliated entities may also purchase additional shares in such manner and on the same terms as other shareholders.

                      ---------------------------------

      This Prospectus sets forth concisely certain information about the Fund that a pro spective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated May __, 2002 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page ___ of this Prospectus, may be obtained without charge by contacting the Fund at (800) GABELLI (800) 422-3554) or (914) 921-5070. The SAI will be sent within two business days of receipt of a request. Investors may also obtain the Statement of Additional Information, material incorporated by reference, and other information about the Fund from the SEC's website (http://www.sec.gov). Shareholder inquiries should be directed to the Subscription Agent, EquiServe, at (800) 336-6983 or (781) 575-2000.
                     _________________________________

                                May __, 2002

                             PROSPECTUS SUMMARY

      This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.

PURPOSE OF THE OFFER

      The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the opportunity to purchase additional shares at a price that may be below market and/or net asset value without in curring any commission charge. The distribution of the Rights, which themselves may have intrinsic value, will also give non-participating shareholders the potential of receiving a cash payment upon the sale of their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of the Offer.

      The Board of Trustees believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board of Trustees also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE.

IMPORTANT TERMS OF THE OFFER

Total number of shares available for primary subscription..............................3,747,614
Number of Rights you will receive for each outstanding
      share you own on the Record Date............................One Right for every one share*
Number of shares you may purchase with your Rights
      at the Subscription Price per share.......................One share for every three Rights
Subscription Price..........................................................................$[ ]
--------------
*     The number of Rights to be issued to a Shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three.

===============================================================================

               Shareholders' inquiries should be directed to:
                                 EquiServe
                      (800) 336-6983 or (781) 575-2000
                                 or Gabelli
                          (800) GABELLI (422-3554)

===============================================================================

OVER-SUBSCRIPTION PRIVILEGE

      Shareholders on the Record Date who fully exercise all Rights initially issued to them are entitled to buy those shares that were not bought by other Rights holders. If enough shares are available, all shareholder requests to buy shares that were not bought by other Rights holders will be honored in full. If the requests for shares exceed the shares available, the available shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the over-subscription privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

METHOD FOR EXERCISING RIGHTS

      Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

         (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe, Boston, Massachusetts (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

         (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate by the close of business on the third business day after the Expiration Date pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery"). A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

         Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Method of Exercise of Rights" and "The Offer -- Payment for Shares."

SALE OF RIGHTS

         The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before June __, 2002, one business day prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. The shares will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one Share. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

===============================================================================
      Shareholders are urged to obtain a recent trading price for the
          Rights on the New York Stock Exchange from their broker,
                          bank, financial advisor
                          or the financial press.
===============================================================================

OFFERING FEES AND EXPENSES

         Offering expenses incurred by the Fund are estimated to be $500,000.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

         The Fund will not mail Subscription Certificates to shareholders whose record addresses are outside the United States and the Province of Ontario, Canada or who have an APO or FPO address. Shareholders whose addresses are outside the United States and the Province of Ontario, Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such shareholder. This offering will not be made in the Province of Quebec or any other jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the third business day prior to the Expiration Date or the Fund has determined that the offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such Shareholder's Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

USE OF PROCEEDS

         We estimate the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Subscription Price per share of $[ ] and assumes all shares offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

         The Investment Adviser expects to invest such proceeds in accordance with the Fund's investment objectives and policies within six months after receipt of such proceeds, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

IMPORTANT DATES TO REMEMBER

         Please note that the dates in the table below may change if the Offer is extended.

EVENT                                                                         DATE
-----                                                                         ----
Record Date.....................................................................May __, 2002
Subscription Period.......................................May __, 2002 through June __, 2002**
Expiration of the Offer*.......................................................June __, 2002**
Payment for Guarantees of Delivery Due*........................................June __, 2002**
Confirmation to Participants...................................................June __, 2002**
_________________________

*  A shareholder exercising Rights must deliver by June __, 2002 either
   (a) a Subscription Certificate and payment for shares or (b) a Notice of Guaranteed Delivery.
** Unless the offer is extended to a date no later than June __, 2002.


INFORMATION REGARDING THE FUND

         The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999. The Fund's primary investment objective is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 65% (80% commencing July 31, 2002) of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing (i) products, services or equipment for the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services (collectively, the "Utility Industry"). No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding common shares of beneficial interest, par value $.001 per share (the "Common Stock"), is listed and traded on the New York Stock Exchange (the "NYSE"). The average weekly trading volume of the Fund's common stock on the NYSE during the period from January 1, 2001 through December 31, 2001 was [ ] shares. As of December 31, 2001, the net assets of the Fund were approximately $[ ] million.

INFORMATION REGARDING THE INVESTMENT ADVISER

         The Investment Adviser has served as the investment adviser to the Fund since its inception. The Investment Adviser also provides certain administrative services to the Fund. The Investment Adviser and its affiliates have been engaged in the business of providing investment advisory and portfolio management services for over 25 years and as of December 31, 2001, managed total assets of approximately $24.8 billion. The Fund pays the Investment Adviser a monthly fee at the annual rate of 1.00% of the Fund's average weekly net assets. See "Management of the Fund -- Investment Adviser." Since the Investment Adviser's fees are based on the net assets of the Fund, the Investment Adviser will benefit from the Offer. In addition, three Trustees who are "interested persons" of the Fund could benefit indirectly from the Offer because of their interests in the Investment Adviser. See "The Offer -- Purpose of the Offer."

RISK FACTORS AND SPECIAL CONSIDERATIONS

         The following summarizes some of the matters that you should consider before investing in the Fund through the Offer.

Dilution........................... Shareholders who do not exercise their Rights should expect that they will, at the completion of the Offer,
                                    own a smaller proportional interest in the Fund than
                                    if they exercised their Rights. As a result of the
                                    Offer you may experience dilution or accretion of the
                                    aggregate net asset value of your shares. If the
                                    Subscription Price Per Share is below the Fund's net
                                    asset value per share on the Expiration Date, you will
                                    experience an immediate dilution of the aggregate net
                                    asset value of your shares if you do not participate
                                    in the Offer. If the Subscription Price is above the
                                    Fund's net asset value per share on the Expiration
                                    Date, you will experience an immediate accretion of
                                    the aggregate net asset value of your shares, whether
                                    or not you participate in the Offer. The Fund cannot
                                    state precisely the extent of this dilution or
                                    accretion at this time because the Fund does not know
                                    what the net asset value per share will be when the
                                    Offer expires or what proportion of the Rights will be
                                    exercised. For example, assuming that all Rights are
                                    exercised, the Subscription Price is $7.50 and the
                                    Fund's net asset value per share remains the same
                                    ($_____ ) as on __, 2002 , the Fund's net asset value
                                    per share (after payment of estimated offering
                                    expenses) would be increased by approximately $[ ] ([
                                    ]%) per share. However, assuming that all rights are
                                    exercised, the Subscription Price is $7.50 per share
                                    and the Fund's net asset value increases to ____, the
                                    Fund's net asset value per share would be reduced by
                                    an equivalent amount. See "Risk Factors and Special
                                    Considerations-- Dilution." If you do not wish to
                                    exercise your Rights, you should consider selling
                                    these Rights as set forth in this Prospectus. Any cash
                                    you receive from selling your Rights should serve as
                                    partial compensation for any possible dilution of your
                                    interest in the Fund. The Fund cannot give any
                                    assurance, however, that a market for the Rights will
                                    develop or that the Rights will have any marketable
                                    value.

Market Loss........................ Shares of closed-end funds frequently trade at a market price that is less than the value of the net
                                    assets attributable to those shares, although for most
                                    of the Fund's life its shares have traded at a premium
                                    over net asset value per share. The possibility that
                                    shares of the Fund will trade at a discount from net
                                    asset value or at premiums that are unsustainable over
                                    the long term are risks separate and distinct from the
                                    risk that the Fund's net asset value will decrease.
                                    The risk of purchasing shares of a closed-end fund
                                    that might trade at a discount or unsustainable
                                    premium is more pronounced for investors who wish to
                                    sell their shares in a relatively short period of time
                                    because, for those investors, realization of a gain or
                                    loss on their investments is likely to be more
                                    dependent upon the existence of a premium or discount
                                    than upon portfolio performance. See "Risk Factors and
                                    Special Considerations--Market Value and Net Asset
                                    Value."

Shares Repurchases................. You will be free to dispose of your shares on the NYSE or other markets on which the shares may trade, but,
                                    because the Fund is a closed-end fund, you do not have
                                    the right to redeem your Shares. The Fund is
                                    authorized to repurchase its shares on the open market
                                    when the shares are trading at a discount of 10% or
                                    more (or such other percentage as the Board may
                                    determine from time to time) from net asset value.
                                    There is no assurance that any action undertaken to
                                    repurchase shares will result in the shares trading at
                                    a price which approximates their net asset value.
                                    Share repurchases by the Fund would decrease the
                                    capital of the Fund and could have the effect of
                                    increasing the Fund's expense ratio.

Charter Provisions................. Certain provisions of the Fund's Declaration of Trust may be regarded as "anti-takeover" provisions. Pursuant
                                    to these provisions only one of the three classes of
                                    directors (which term includes trustees) is elected
                                    each year, and the affirmative vote of the holders of
                                    75% of the outstanding voting shares of the Fund
                                    (together with a separate class vote by the holders of
                                    any preferred stock outstanding) is necessary to
                                    authorize amendments to the Fund's Declaration of
                                    Trust that would be necessary to convert the Fund from
                                    a closed-end to an open-end investment company. In
                                    addition, the affirmative vote of the holders of 80%
                                    of the outstanding voting shares of each class of the
                                    Fund, voting as a class, is generally required to
                                    authorize certain business transactions with the
                                    beneficial owner of more than 5% of the outstanding
                                    shares of the Fund. In addition, if the Fund issues
                                    preferred stock, the holders of the preferred shares
                                    would have the authority to elect two directors at all
                                    times and would have separate class voting rights on
                                    specified matters including conversion of the Fund to
                                    open-end status and certain reorganizations of the
                                    Fund. The overall effect of these provisions is to
                                    render more difficult the accomplishment of a merger
                                    with, or the assumption of control by, a principal
                                    shareholder, or the conversion of the Fund to open-end
                                    status. These provisions may have the effect of
                                    depriving Fund shareholders of an opportunity to sell
                                    their shares at a premium above the prevailing market
                                    price. See "Certain Provisions of the Declaration of
                                    Trust and By-laws."

Non-Diversified Status............. As a non-diversified investment company under the 1940
                                    Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer.  As a result of investing a greater portion of its assets in the securities of a smaller number of issuers, the Fund may be more vulnerable to events affecting a single issuer and
                                    therefore subject to greater volatility than a fund that is more broadly diversified.  Accordingly, an investment in
                                    the Fund may, under some circumstances, present greater
                                    risk to an investor than an investment in a diversified
                                    company.  See "Risk Factors and Special Considerations--
                                    Non-Diversified Status."

 Foreign Securities.................There is no limitation on the amount of foreign securities in which the Fund may invest.  Investing in securities of
                                    foreign companies and foreign governments, which
                                    generally are denominated in foreign currencies, may
                                    involve certain risk and opportunity considerations not
                                    typically associated with investing in domestic companies
                                    and could cause the Fund to be affected favorably or
                                    unfavorably by changes in currency exchange rates and
                                    revaluations of currencies.  See "Investment Objectives and
                                    Policies" and "Risk Factors and Special Considerations.

Leveraging......................... As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred stock
                                    so long as the Fund's total assets immediately after
                                    such issuance, less certain ordinary course
                                    liabilities, exceed 300% of the amount of the debt
                                    outstanding and exceed 200% of the sum of the amount
                                    of preferred stock and debt outstanding. Such debt or
                                    preferred stock may be convertible in accordance with
                                    SEC staff guidelines which may permit each fund to
                                    obtain leverage at attractive rates.

                                    Use of leverage may magnify the impact on the holders of
                                    common stock of changes in net asset value and the
                                    cost of leverage may exceed the return on the
                                    securities acquired with the proceeds of leverage,
                                    thereby diminishing rather than enhancing the return
                                    to such shareholders and generally making the Fund's
                                    total return to such shareholders more volatile. In
                                    addition, the Fund may be required to sell investments
                                    in order to meet dividend or interest payments on the
                                    debt or preferred stock when it may be disadvantageous
                                    to do so. Leveraging through the issuance of preferred
                                    stock requires that the holders of the preferred stock
                                    have class voting rights on various matters that could
                                    make it more difficult for the holders of the Common
                                    Stock to change the investment objectives or
                                    fundamental policies of the fund, to convert it to an
                                    open- end fund or make certain other changes. See
                                    "Risk Factors and Special Considerations" and "Special
                                    Investment Methods".

Industry Risks..................... The Fund will invest at least 65% of its assets (80%
                                    commencing July 31, 2002) in companies in the Utility
                                    Industry and, as a result, the value of the Fund's
                                    shares will be more susceptible to factors affecting
                                    those particular types of companies, including
                                    governmental regulation, deregulation, inflationary
                                    and other cost increases in fuel and other operating
                                    expenses and increases in interest rates resulting in
                                    higher interest costs on borrowings needed for capital
                                    construction programs, including compliance with
                                    environmental regulations. As a consequence of its
                                    concentration policy, the Fund's investments may be
                                    subject to greater risk and market fluctuation than a
                                    fund that has securities representing a broader range
                                    of alternatives. See "Investment Objectives and
                                    Policies" and "Risk Factors and Special
                                    Considerations."

Dependence on Key
Personnel.......................    The Investment Adviser is dependent upon the expertise
                                    of Mr. Mario J. Gabelli in providing advisory services
                                    with respect to the Fund's investments. If the
                                    Investment Adviser were to lose the services of Mr.
                                    Gabelli, its ability to service the Fund could be
                                    adversely affected. There can be no assurance that a
                                    suitable replacement could be found for Mr. Gabelli in
                                    the event of his death, resignation, retirement or
                                    inability to act on behalf of the Investment Adviser.

Taxation............................The Fund intends to continue to be treated and qualify, for
                                    U.S. federal income tax purposes, as a regulated investment company.  Qualification requires, among other things,
                                    compliance by the Fund with certain distribution
                                    requirements.  Statutory limitations on distributions on the
                                    Common Stock if the Fund fails to satisfy the 1940 Act's
                                    asset coverage requirements could jeopardize the Fund's
                                    ability to meet the distribution requirements.  See
                                    "Taxation" for a more complete discussion of these and
                                    other U.S. federal income tax considerations.

                          TABLE OF FEES AND EXPENSES


                                                                     Registrant
SHAREHOLDER TRANSACTION EXPENSES
Voluntary Cash Purchase Plan Purchase Fees.........................    $0.75 (1)
Automatic Dividend Reinvestment and Voluntary Cash
Purchase Plan Sales Fees...........................................    $2.50 (1)
ANNUAL  OPERATING  EXPENSES (as a percentage of net
assets attributable to Common Stock)...............................
Management Fees....................................................       1.00%
Other Expenses                                                            1.00%
                                                                     ----------
         Total Annual Operating Expenses................... .......       2.00%
                                                                     ----------

(1) Shareholders participating in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan would pay $0.75 per transaction to purchase shares and $2.50 per transaction to sell shares. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

EXAMPLE

         The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of expenses at levels set forth in the above table.

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return: (3)

       1 YEAR              3 YEARS              5 YEARS              10 YEARS
       ------              -------              -------              --------
        $20                  $63                  $108                 $233

         The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.
                        ----------------------------

(3)      Amounts are exclusive of fees discussed in Note (1) above.

                            FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a share of Common Stock outstanding throughout the periods presented. The per share operating performance and ratios for the fiscal years ended December 31, 2001, December 31, 2000 and the period ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.

                                  SELECTED DATA FOR A COMMON SHARE
                                 OUTSTANDING THROUGHOUT EACH PERIOD

                                             Year Ended      Year Ended    Period Ended
                                            December 31,    December 31,   December 31,
                                                2001            2000         1999 (a)
                                           --------------   ------------- --------------
OPERATING PERFORMANCE:
  Net asset value, beginning of period...          $ 8.21          $ 7.62         $ 7.50
                                                   ------           ------        ------
  Net investment income..................            0.61            0.15           0.08
  Net realized and unrealized gain(loss)
  on investments.........................          (0.81)            1.44           0.19
                                                   ------           ------        ------
  Total from investment operations.......          (0.20)            1.59           0.27
                                                   ------           ------        ------
  Increase in net asset value from Trust
  transactions...........................share       0.01             --              --
                                                   ------           ------        ------
DISTRIBUTIONS TO
SHAREHOLDERS:
  Net investment income..................          (0.21)           (0.06)         (0.08)
  Net realized gain on investments.......          (0.49)           (0.94)         (0.07)
                                                  -------          -------        ------
  Total distributions....................          (0.70)           (1.00)         (0.15)
                                                  -------          -------        ------
NET ASSET VALUE, END OF PERIOD:                      7.32            8.21         $ 7.62
                                                  =======          =======        ======
  Market value, end of period............            9.33            8.75         $ 7.63
                                                  =======          =======        ======
  Net asset value total return + ........         (3.15%)          22.01%          3.62%
                                                  =======          =======        ======
Total Investment Return ++ ..............          15.82%          29.95%          3.70%
                                                  =======          =======        ======
RATIOS TO AVERAGE NET ASSETS
AVAILABLE TO COMMON STOCK
SHAREHOLDERS AND
SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)       $ 82,197        $ 90,669       $ 83,330
  Ratio of net investment income to
  average net assets (c)..................          1.57%           1.88%        2.27%(b)
  Ratio of operating expenses to average
  net assets (c)(d).......................          2.00%           1.95%        1.75%(b)
  Portfolio turnover rate.................            41%             92%            37%

 + Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
++ Based on market value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.
(a)   The Gabelli Utility Trust commenced investment operations on July 9, 1999.
(b)   Annualized.
(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.
(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2001 and the year ended December 31, 2000, the expense ratios would be 2.00% and 1.93%, respectively.

                                  THE OFFER

TERMS OF THE OFFER

         The Fund is issuing to shareholders on the Record Date ("Record Date Shareholders") Rights to subscribe for the shares (the "Shares") of the Fund's Common Stock ("Common Stock"). Each Record Date Shareholder is being issued one transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire at the Subscription Price one Share for each three Rights held. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. The number of Rights issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three. In the case of shares of common stock held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on May __, 2002 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on May __, 2002, and ends at 5:00 p.m., New York time, on June __, 2002, unless extended by the Fund to a date not later than June __, 2002, 5:00 p.m., New York time. See "Expiration of the Offer." The Right to acquire one additional Share for each three Rights held during the Subscription Period at the Subscription Price is hereinafter referred to as the "Primary Subscription."

         In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for Shares that were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Co., Inc. ("Cede"), nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over- Subscription Privilege."

         Officers of the Investment Adviser have advised the Fund that the Affiliated Parties, as Record Date Shareholders, have been authorized to purchase Shares through the Primary Subscription and the Over-Subscription Privilege to the extent the Shares become available to it in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. In addition, Mario J. Gabelli individually or his affiliated entities, as a Record Date Shareholder, may also purchase Shares through the Primary Subscription and the Over-Subscription Privilege. Such over-subscriptions by the Affiliated Parties and Mr. Gabelli may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding shares of the Fund. Any Shares so acquired by the Affiliated Parties or Mr. Gabelli, as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Shares so acquired, if the Shares are held for a period of less than six months, will be returned to the Fund.

         Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificates delivered to the holder. The method by which Rights may be exercised and Shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

         The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through EquiServe, Boston, Massachusetts (the "Subscription Agent"). Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last Exchange trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Method of Transferring Rights." The Common Stock will begin trading ex-Rights two Business Days prior to the Record Date. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

         Nominees who hold shares of the Fund's common stock for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the Fund's common stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

PURPOSE OF THE OFFER

         The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the right to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

         The Fund's Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be in vested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately $[ ] thousand. Three of the Fund's Trustees, including Mario J. Gabelli, who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the 1940 Act and may benefit indirectly from the Offer because of their interest in the Investment Adviser. See "Management of the Fund" in the SAI. In determining that the Offer was in the best interest of shareholders, the Fund's Board of Trustees was cognizant of this benefit as well as the possible participation of the Affiliated Parties and Mr. Gabelli in the Offer as shareholders on the same basis as other shareholders.

         The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the state in which the Fund is organized, and the Trust's Declaration of Trust, the Board of Trustees is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission ("SEC") has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the Fund's board of directors that such offering would result in a net benefit to existing shareholders.

OVER-SUBSCRIPTION PRIVILEGE

         If all of the Rights initially issued are not exercised, any Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing shareholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

         The method by which Shares will be distributed and allocated pursuant to the Over- Subscription Privilege is as follows. Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Shares so available ("Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated pro rata (subject to the elimination of fractional Shares) among those holders of Rights exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of shares held on the Record Date; provided, however, that if this pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

Holder's Record Date Position       x                Excess Shares Remaining
-----------------------------
Total Record Date Position
 of All Over-Subscribers

         The Fund will not offer or sell any Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.


THE SUBSCRIPTION PRICE

         The Subscription Price for the Shares to be issued pursuant to the Rights will be $[ ].

         The Fund announced the Offer on January 10, 2002. The net asset value per share of Common Stock at the close of business on April __, 2002 and May __, 2002 (the last date prior to the Fund's Shares trading ex-Rights), was $[ ] and $[ ], respectively. The last reported sale price of a share of the Fund's Common Stock on the NYSE on those dates was $[ ] and $[ ], respectively, representing a [ ]% and a [ ]% premium, respectively, in relation to the net asset value per share of Common Stock at the close of business on these dates.

SALES BY SUBSCRIPTION AGENT

         Holders of Rights who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates repre senting the Rights to be sold by the Subscription Agent must be received on or before May __, 2002. Upon the timely receipt of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. These sales may be effected by the Subscription Agent through Gabelli & Company, Inc., a registered broker-dealer and an affiliate of the Investment Adviser, at a commission of up to $0.02 per Right, provided that, if the Subscription Agent is able to negotiate a lower brokerage commission with an independent broker, the Subscription Agent will execute these sales through the broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated therefor. The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming shareholders. Proceeds from those sales will be held by EquiServe, in its capacity as the Fund's transfer agent, for the account of the nonclaiming shareholder until the proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE or through an unaffiliated market maker if no market exists on the NYSE.

METHOD OF TRANSFERRING RIGHTS

         The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

         Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights").

EXPIRATION OF THE OFFER

         The Offer will expire at 5:00 p.m., New York time, on June __, 2002, unless extended by the Fund to a date not later than June __, 2002, 5:00 p.m., New York time (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised.

SUBSCRIPTION AGENT

         The Subscription Agent is EquiServe, Att: Corporate Actions, P.O. Box 9573, Boston, Massachusetts 02205-9573. The Subscription Agent will receive from the Fund an amount estimated to be $[ ] comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO P.O. BOX 9573, BOSTON, MASSACHUSETTS 02205-9573 (TELEPHONE (800) 336-6983 OR (781)
575-2000); HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

METHOD OF EXERCISE OF RIGHTS

         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

         Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to EquiServe at the following address:

If By Mail:                 PO Box 43025
                            Reporting Services, Inc.
                            Providence, RI 02940-3025

If By Hand:                 Securities Transfer and Reporting Services, Inc.
                            c/o EquiServe
                            100 Williams St. Galleria
                            New York, NY 10038

If By Overnight Courier:    EquiServe
                            Attn: Corporate Actions
                            40 Campanelli Drive
                            Braintree, MA 02184

PAYMENT FOR SHARES

         Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by telegram or otherwise from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number (781) 575-4826; telephone number to confirm receipt (781) 575-4816).

(2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares subscribed for on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $[ ] per Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Shares. The Subscription Agent will not accept cash as a means of payment for Shares. EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI UTILITY TRUST, AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of shares of Common Stock that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of shares of Common Stock to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by a Record Date Shareholder is greater than the shares he has indicated an intention to subscribe, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

         Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for Shares pursuant to the Over- Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over- Subscription Privileges, and all interest accrued on the holder's excess payment will be mailed by the Subscription Agent to the holder within fifteen Business Days after the Expiration Date. Interest on the excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Utility Trust except that holders of Rights who are residents of the province of Ontario may make payment in U.S. dollars by money order or check drawn on a bank located in the province of Ontario.

         Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

         If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege;
(iii) sell all or a portion of the Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

         Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

         The method of delivery of subscription certificates and payment of the subscription price to the subscription agent will be at the election and risk of the rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported ex ercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES

         Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") will be issued Rights for the shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth above in "Method of Exercise of Rights" and "Payment for Shares." These Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription Shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Shares will remain subject to the same investment option as previously selected by the Plan participant.

FOREIGN RESTRICTIONS

         Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States and the Province of Ontario, Canada (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States and the Province of Ontario, Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such shareholder. If the Subscription Agent has received no instruction by the third business day prior to the Expiration Date or the Fund has determined that the offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

         Under the securities laws of the Province of Ontario, investors residing in Ontario may, subject to compliance with all applicable regulatory requirements, transfer either the Rights or the Shares to be acquired upon the exercise of such Rights (i) through a dealer registered in Ontario that effects the transaction through the facilities of the NYSE or other exchange or market outside of Canada; (ii) to a person or company outside of Canada, or (iii) through certain other means as provided under and in compliance with Ontario securities laws.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

         For U.S. federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the Rights. The holding period for a share acquired upon exercise of a Right begins with the date of exercise. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a Right will be equal to the sum of:

         -    the subscription price per share,

         - any servicing fee charged to you by your broker, bank or trust company, and

         -    the basis, if any, in the Rights that you exercised.

         A gain or loss recognized upon a sale of a share acquired upon the exercise of a Right will be a capital gain or loss assuming the share is held as a capital asset at the time of sale.

This gain or loss will be a long-term capital gain or loss if the share has been held at the time of sale for more than one year.

         As noted above, your basis in shares issued under the Offer includes your basis in the Rights underlying those shares. Assuming that, as the Fund expects, the aggregate fair market value of the Rights at the time they are distributed is less than 15% of the aggregate fair market value of the Fund's Common Stock at such time, the basis of the Rights issued to you will be zero unless you elect to allocate your basis of previously owned shares to the Rights issued to you in the Offer. This allocation is based upon the relative fair market value of such shares and the Rights as of the date of distribution of the Rights. Thus, if you make such an election and the Rights are later exercised, the basis in the shares you originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election must be made in a statement attached to your federal income tax return for the year in which the Rights are distributed. If the rights expire without exercise, you will realize no loss and you will not be permitted to allocate a portion of your basis in the shares to the unexercised Rights.

         The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of Rights. The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations thereunder and other authorities currently in effect, and does not cover state, local or foreign taxes. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."

EMPLOYEE PLAN CONSIDERATIONS

         Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

         Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                               USE OF PROCEEDS

         The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $[ ] million, before deducting expenses payable by the Fund estimated at approximately $[ ]. The Investment Adviser anticipates that investment of the proceeds, in accordance with the Fund's investment objectives and policies, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and is anticipated to take not more than approximately six months.

                     INVESTMENT OBJECTIVES AND POLICIES

         The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999.

         The primary objective of the Fund is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 65% (80% commencing July 31, 2002) of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services (collectively, the "Utility Industry"). The remaining 35% of its assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Morever, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments.

         Commencing on July 1, 2002, the investment policy of the Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

         Although many companies in the Utility Industry traditionally pay above average dividends, the Fund intends to focus on those companies whose securities have the potential to increase in value. The Fund's performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Fund emphasizes quality in selecting utility investments, and generally looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

         Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

INVESTMENT METHODOLOGY OF THE FUND

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others: (1) the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities;
(4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti- dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Fund as to issuers. The Investment Adviser's investment philosophy with respect to debt and equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.

TEMPORARY INVESTMENTS

         During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. Government Securities and in money market mutual funds not affiliated with the Investment Adviser that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.

OPTIONS

         On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board of Trustees, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the- counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

         A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

         An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

FUTURES CONTRACTS AND OPTIONS THEREON

         On behalf of the Fund, the Investment Adviser may, subject to guidelines of the Board of Trustees, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. Government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

         Under CFTC regulations, the Investment Adviser on behalf of the Fund may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of its total assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of its total assets.

FORWARD CURRENCY EXCHANGE CONTRACTS

         Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

LEVERAGING

         As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue debt or preferred stock so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at attractive rates.

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

o invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. Government Securities.

o purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

o make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Trustees of the Fund. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

o borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

o issue senior securities, except to the extent permitted by applicable law.

o underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act 1933 (the "1933 Act") in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

PORTFOLIO TURNOVER

         The Fund buys and sells securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities and may result in taxable gains being passed to shareholders. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

OTHER INVESTMENTS

         The Fund is permitted to invest in securities subject to reorganization, lower rated securities and repurchase agreements and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis and the Fund may make short sales of securities. See "Investment Objectives and Policies --Investment Practices --When Issued, Delayed Delivery Securities and Forward Commitments" in the SAI for a discussion of these investments and techniques and the risks associated with them.

LONG-TERM OBJECTIVE

         The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder's investment objectives as well as the shareholder's other investments when considering the Offering.

                   RISK FACTORS AND SPECIAL CONSIDERATIONS

         Please consider the matters set forth below. You should read this entire Prospectus and the SAI before you decide whether to exercise your Rights. In addition, you should consider the matters set forth below.

PRINCIPAL RISKS ASSOCIATED WITH THE FUND

DILUTION

         If you do not exercise all of your Rights, you will likely own a smaller proportional interest in the Fund when the Offer is over. In addition, whether or not you exercise your Rights, if the Subscription Price is below the Fund's net asset value per share on the Expiration Date the per share net asset value of your shares will be diluted (reduced) immediately as a result of the Offer because:

  - the offered shares are being sold at less than their current net asset value

  -      you will indirectly bear the expenses of the Offer

  - the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund's net assets.

         However, if the Subscription per share Price remains above the Fund's net asset value on the Expiration Date after deducting the expenses of the Offer, the Fund's net asset value per share will be accreted (increased) immediately as a result of the Offer whether or not you participate in the Offer because:

     - the offered shares are being sold at more than their current net asset value after deducting the expenses of the Offer

     - the number of shares outstanding after the Offer will have increased proportionately less than the increase in the size of the Fund's net assets.

         The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share is shown by the following examples, assuming a $[ ] Subscription Price:

Scenario 1:  (assumes net asset value per share is below subscription price)(1)

NAV................................................................$
                                                                   ----------
Subscription Price.................................................$
                                                                   ----------
Increase in NAV($)(2)..............................................$
                                                                   ----------
Increase in NAV(%)................................................
                                                                   ----------

Scenario 2:  (assumes net asset value is above subscription price)(1)

NAV................................................................$
                                                                   ----------
Subscription Price.................................................$
                                                                   ----------
Reduction in NAV($)(2)...................................................$( )
                                                                         ----
Reduction in NAV(%)......................................................( )%
                                                                   ----------
_____________________

(1) Both examples assume full primary and over-subscription privilege exercise. Actual amounts may vary due to rounding.
(2)      Assumes $[ ] in estimated offering expenses.

         If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

INDUSTRY RISKS

         The Fund will invest a significant portion of its assets in foreign and domestic companies involved in the Utility Industry and, as a result, the value of the Fund's shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including compliance with environmental regulations.

         Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

         In addition, deregulation of the utility industry could have a positive or negative impact on the Fund's shares. The Investment Adviser believes that certain utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well.

NON-DIVERSIFIED STATUS

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for U.S. federal income tax if all of its earnings are distributed to shareholders. See "Taxation --Taxation of the Fund." Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may present greater risk to an investor than an investment in a diversified company because the investment risk may be concentrated in fewer securities.

MARKET VALUE AND NET ASSET VALUE

         Shares of closed-end investment companies frequently trade at a discount from net asset value, although for most of the Fund's life its shares have traded at a premium over net asset value per share. The possibility that shares of a closed-end fund will trade at a discount from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that the Fund's net asset value will decrease. The risk of holding shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the New York Stock Exchange or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

LOWER RATED SECURITIES

         The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, Inc., or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

FOREIGN SECURITIES

         There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

         Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

         For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Lower Rated Securities."

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and (7) the creditworthiness of counterparties. For a further description, see "Risk Factors and Special Considerations -- Futures Transactions" and "Risk Factors and Special Considerations -- Forward Currency Exchange Contracts."

FUTURES TRANSACTIONS

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

FORWARD CURRENCY EXCHANGE CONTRACTS

         The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract, and that such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

RISKS TO HOLDERS OF COMMON STOCK OF LEVERAGING AND ISSUANCE OF
SENIOR SECURITIES

         Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. If the fund were to utilize leverage, these two risks would generally make the Fund's total return to common shareholders more volatile. In addition, the Fund might be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

         As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred stock so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with Securities and Exchange Commission ("SEC") guidelines which may permit the registrant to obtain leverage at attractive rates. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement under the 1940 Act to pay in full dividends on preferred shares or interest on debt before any dividends may be paid on the common shares means that dividends on the common shares from earnings may be reduced or eliminated. Although an inability to pay dividends on the common shares could conceivably result in the Fund ceasing to qualify as a regulated investment company under the Code, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.

         The class voting rights of preferred shares could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities if such actions would be adverse to the preferred shares, or such as changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.

         Preferred shares will be issued only if the Board of the Fund determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Fund and its common shareholders. The circumstances that the Board will consider before issuing preferred shares include not only the dividend rate on the preferred shares in comparison to the historical performance of the Fund but also such matters as the terms on which the Fund can call the preferred shares, the circumstances in which the Investment Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the Fund to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.

         The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of the common shares upon conversion. Such income dilution would occur if the Fund could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.

         The Fund does not currently intend to issue preferred shares or preferred shares convertible into shares of common stock. However, the Fund will consider from time to time whether to do so and expects that it would issue such shares if the Trustees conclude that the Fund can earn an incremental return for the common shareholders.

                           MANAGEMENT OF THE FUND

         The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets, which is higher than that paid by most mutual funds. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

         The Adviser, together with other affiliated investment advisers, has assets under management totaling over $24.8 billion as of December 31, 2001. The Investment Adviser was organized in 1999 and is the successor to the investment advisory division of Gabelli Funds, Inc. which was organized in 1980. As of December 31, 2001, the Investment Adviser and its affiliate, Gabelli Advisers, Inc., act as primary investment adviser to 18 management investment companies with aggregate net assets of $11.1 billion. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as investment sub-adviser to management investment companies having aggregate assets of $11.5 billion under management as of December 31, 2001. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for the Treasurer's Fund and separate accounts having aggregate assets of $1.6 billion under management as of December 31, 2001. The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns 78.6% of the capital stock of Gabelli Asset Management Inc.

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

         In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred stock, costs of printing proxies, stock certificates and shareholder reports, charges of Boston Safe Deposit and Trust Company ("Boston Safe" or the "Custodian,") charges of EquiServe, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

         The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser; and (2) pay commissions to brokers other than Gabelli & Company, Inc. which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

         Canadian shareholders should note, to the extent applicable, that there may be difficulty enforcing any legal rights against the Investment Adviser because it is resident outside Canada and all of its assets are situated outside Canada.

PORTFOLIO MANAGER

         Mario J. Gabelli is the leader of a team which is primarily responsible for the day-to- day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund.

NON-RESIDENT DIRECTORS

         Karl Otto Pohl, a trustee of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. He has no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against him in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

ADMINISTRATOR

         The Investment Adviser has entered into sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, ..0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."

                         DIVIDENDS AND DISTRIBUTIONS

         The Fund's policy is to make monthly distributions to holders of its Common Stock. The source of such distribution is determined pursuant to an exemptive order issued by the SEC (as described below). As a regulated investment company under the Code, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. See "Taxation." Shareholders exercising Rights will be entitled to receive dividends on shares issued pursuant to the Offering beginning with dividends payable after the Expiration Date.

         The Fund, along with other registered investment companies advised by the Adviser (the "Other Funds"), has obtained an exemption from Section
19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the Common Stock calling for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of Common Stock at or about the time of distribution or pay-out of a fixed dollar amount. If the total distributions required by the proposed periodic pay-out policy exceed the Fund's net investment income and net capital gains, the excess will be treated as a return of capital. If the Fund's net invest ment income, net short-term capital gains and net long-term capital gains for any year exceed the amount required to be distributed under the proposed periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess.
The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any.

                                  TAXATION

TAXATION OF THE FUND

         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year- end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF THE SHAREHOLDERS

         Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

         The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short- term capital gains of corporations at the rates applicable to ordinary income. For non- corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long-term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.(1)

______________
(1) The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions


         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                               CAPITALIZATION

         The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees. The Board of Trustees of the Fund has authorized issuance of an unlimited number of shares of two classes, the Common Stock and preferred stock. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock unissued and (iii) capital stock outstanding for each class of authorized securities of the Fund as of [ ], 2001.

                                                                     Amount Held by
                                                                     Company or for
            Title of Class                 Amount Authorized         its Own Account      Amount Outstanding

Common Stock...........................        unlimited
                                           -------------------      -----------------    ------------------
Preferred Stock........................        unlimited                  none                   none
                                           -------------------      -----------------    ------------------

         The Common Stock is listed and traded on the NYSE under the symbol "GUT." The average weekly trading volume of the Common Stock on the NYSE for the 12 months ended December 31, 2001 was _______ shares. The following table sets forth for the quarters indicated the high and low closing prices on the NYSE per share of the Common Stock and the net asset value and the premium or discount from net asset value at which the Common Stock was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.

                                                                                             PREMIUM OR DISCOUNT
                              MARKET PRICE (1)              NET ASSET VALUE (2)                  AS % OF NAV
                         --------------------------     ----------------------------    ------------------------------
QUARTER ENDED                HIGH           LOW             HIGH           LOW              HIGH            LOW
-------------                ----           ---             ----           ---              ----            ---


____________________

(1)  As reported on the NYSE


ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS

         The Fund presently has provisions in its Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Trustees and Officers." A trustee of the Fund may be removed with or without cause by 66 2/3% of the votes entitled to be cast for the election of such trustees. Special voting requirements also apply to mergers into or a sale of all or substantially all of the Fund's assets and conversion of the Fund into an open-end fund (or other closed-end fund commonly known as an "interval fund"). These special voting requirements are 75% of the outstanding voting shares (together with a separate vote by the holders of any preferred stock outstanding). In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

o     merger or consolidation of the Fund with or into any other corporation;

o     issuance of any securities of the Fund to any person or entity for cash;

o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

o the purchase of the Fund's Common Stock by the Fund from any other person or entity;

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

               CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING
                             AGENT AND REGISTRAR

         Boston Safe Deposit and Trust Company (the "Custodian"), located at One Boston Place, Boston, Massachusetts 02019, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         Equiserve Trust Company, N.A. located at 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for shares of the Fund.

                                LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of Common Shares and this rights offering.

                                   EXPERTS

         The financial statements of the Fund as of December 31, 2001 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                             FURTHER INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Stock is listed on the NYSE. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the NYSE at 20 Broad Street, New York, New York 10005.

         This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF COMMON STOCK OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF COMMON STOCK BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

                      ---------------------------------

                              TABLE OF CONTENTS

                                                                           PAGE
PROSPECTUS SUMMARY.............................................................4
TABLE OF FEES AND EXPENSES....................................................14
FINANCIAL HIGHLIGHTS..........................................................15
THE OFFER.....................................................................17
USE OF PROCEEDS...............................................................29
INVESTMENT OBJECTIVES AND POLICIES............................................29
RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................35
MANAGEMENT OF THE FUND........................................................41
DIVIDENDS AND DISTRIBUTIONS...................................................44
TAXATION .....................................................................45
CAPITALIZATION................................................................47
CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING AGENT
     AND REGISTRAR............................................................50
LEGAL MATTERS.................................................................51
EXPERTS  .....................................................................51
FURTHER INFORMATION...........................................................51

                              TABLE OF CONTENTS
                                     OF
                     STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT OBJECTIVES AND POLICIES.............................................1
PORTFOLIO TRANSACTIONS........................................................20
AUTOMATIC DIVIDEND REINVESTMENT
         AND VOLUNTARY CASH PURCHASE PLAN.....................................22
TAXATION .....................................................................24
NET ASSET VALUE...............................................................30
GENERAL INFORMATION...........................................................31
BENEFICIAL OWNER..............................................................31
APPENDIX A...................................................................A-1

                      =================================

                          THE GABELLI UTILITY TRUST
                                 [ ] SHARES
                               OF COMMON STOCK
                      ISSUABLE UPON EXERCISE OF RIGHTS
                         TO SUBSCRIBE TO SUCH SHARES

                            [GABELLI GLOBAL LOGO]


                                 PROSPECTUS

                                May __, 2002
                      =================================

                     STATEMENT OF ADDITIONAL INFORMATION


         The Gabelli Utility Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital and income by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Adviser"). It is the policy of the Fund, under normal market conditions, to invest at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated May __, 2002 (the "Prospectus"). This SAI does not include any information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

         The Prospectus and this SAI omit certain of the information contained in the regis tration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

This Statement of Additional Information is dated May __, 2002.


                     INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

         The Fund's primary investment objectives are long-term growth of capital and in come. Under normal market conditions, the Fund will invest at least 65% (80% commencing on July 1, 2002) of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. See "Investment Objectives and Policies" in the Prospectus.

INVESTMENT PRACTICES

         Securities Subject to Reorganization. The Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer or and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short- term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of common stock and other securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States Government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Fund are subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. See "Management of the Fund-Investment Advisory and Administration Arrangements."

         Lower Rated Securities. The Fund may invest up to 10% of its total assets in fixed- income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

         Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         The Fund may invest in securities of issuers in default within their limitations on the purchase of fixed-income securities. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue or reflect subsequent events on a timely basis. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         Fixed-income securities, including lower rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

         The market for certain lower rated and comparable unrated securities several years ago experienced a major economic recession. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

         A written call option is "covered" if the writer owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A written put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on individual securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into an closing transaction on an exchange or it may let the option expire unexercised.

         The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the- counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund are unlikely to correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Adviser may be forced to liqui date portfolio securities to meet settlement obligations. The staff of the SEC considers over- the-counter options such as options on indices illiquid securities.

         Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited U.S. Government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures on contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduc tion in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Forward Currency Transactions. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriated by the Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), and, to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker- dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the custodian, an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Adviser. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

                           MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.

Trustees

                                                                                        Number of
                                                                                       Portfolios in           Other
Name (And Age), Position        Term of Office               Principal                 Fund Complex       Directorships
   with the Fund and            and Length of            Occupation During             Overseen by           Held by
  Business Address(1)             Time Served(2)           Past Five Years                Director            Director
------------------------      ------------------      ----------------------------     -------------      ---------------
INTERESTED TRUSTEES(3):            Since 1999***      President and Chief                      21           Director of
----------------------                                Investment Officer of the                             Morgan Group
*Mario J. Gabelli (59)                                Fund; Chairman of the Board,                          Holdings, Inc.
Chairman of the Board                                 Chief Executive Officer of                            (transportation
                                                      Gabelli Asset Management                              services); Vice
                                                      Inc. and Chief Investment                             Chairman of
                                                      Officer of the Adviser and                            Lynch
                                                      GAMCO Investors, Inc;                                 Corporation
                                                      Chairman and Trustee of other                         (diversified
                                                      registered investment                                 manufacturing
                                                      companies in the Gabelli fund                         company).
                                                      complex.

John D. Gabelli (58)              Since 1999**        Senior Vice President of                  9                  ____
Trustee                                               Gabelli & Company and
                                                      Director of Gabelli Advisers,
                                                      Inc.; Trustee of other
                                                      registered investment
                                                      companies in the Gabelli fund
                                                      complex.

*Karl Otto Pohl (72)              Since 1999**        Member of the Shareholder                 30          Director of
Trustee                                               Committee of Sal. Oppenheim                           Gabelli Asset
                                                      Jr. & Cie (private investment                         Management
                                                      bank); Former President of the                        Inc.;
                                                      Deutsche Bundesbank and                               Chairman,
                                                      Chairman of its Central Bank                          Incentive
                                                      Council from 1980 through                             Capital and
                                                      1991; Trustee of other                                Incentive
                                                      registered investment                                 Asset
                                                      companies in the Gabelli                              Management
                                                      fund complex.                                         (Zurich);
                                                                                                            Director at Sal
                                                                                                            Oppenheim Jr.
                                                                                                            & Cie, Zurich

DISINTERESTED TRUSTEES:                               Director, President and                   3                  ___
----------------------                                Founder, The John Dewey
Dr. Thomas E. Bratter (62)        Since 1999***       Academy (residential college
Trustee                                               preparatory therapeutic high
                                                      school); Trustee of other
                                                      registered investment
                                                      companies in the Gabelli
                                                      fund complex.

Anthony J. Colavita (66)          Since 1999*         President and Attorney at law             32                 ___
Trustee                                               in the law firm of Anthony J.
                                                      Colavita, P.C. since 1961;
                                                      Trustee of other registered
                                                      investment companies in the
                                                      Gabelli fund complex.

James P. Conn (64)                Since 1999**        Former Managing Director                  11          Director of
Trustee                                               and Chief Investment Officer                          LaQuinta
                                                      of Financial Security                                 Corp. (hotels)
                                                      Assurance Holdings Ltd.,                              and First
                                                      1992-1998; Director of                                Republic Bank
                                                      Meditrust Corporation (real
                                                      estate investment
                                                      trust); Director of
                                                      First Republic Bank;
                                                      Trustee of other
                                                      registered investment
                                                      companies in the
                                                      Gabelli fund complex.

Vincent D. Enright  (58)          Since 1999*         Former Senior Vice President              10                 ___
Trustee                                               and Chief Financial Officer of
                                                      KeySpan Energy
                                                      Corporation through
                                                      1998; Trustee of other
                                                      registered investment
                                                      companies in the
                                                      Gabelli fund complex.

Frank J. Fahrenkopf, Jr. (62)     Since 1999*         President and CEO of the                  3                  ___
Trustee                                               American Gaming Association
                                                      since June 1995; Partner of
                                                      Hogan & Hartson; Chairman
                                                      of International Trade Practice
                                                      Group. Co-Chairman of the
                                                      Commission on Presidential
                                                      Debates; former Chairman of
                                                      the Republican National
                                                      Committee; Trustee of other
                                                      registered investment
                                                      companies in the Gabelli
                                                      fund complex.

Robert J. Morrisey (62)           Since 1999*         Partner in the law firm of                8                  ___
Trustee                                               Morrissey & Hawkins;
                                                      Trustee of other
                                                      registered investment
                                                      companies in the
                                                      Gabelli fund complex.

Anthony R. Pustorino (76)         Since 1999**        Certified Public Accountant;              16                 ___
Trustee                                               Professor Emeritus (since
                                                      2002) and Professor of
                                                      Accounting, Pace
                                                      University, since 1965
                                                      (prior to 2002);
                                                      Trustee of other
                                                      registered investment
                                                      companies in the
                                                      Gabelli fund complex.

Salvatore J. Zizza (56)           Since 1999*         Chairman of Hallmark                      8           Board
Trustee                                               Electrical Supply Corp.;                              Member of
                                                      Former Executive Vice                                 Hollis Eden
                                                      President of FMG Group (a                             Pharmaceutica
                                                      healthcare provider); Former                          ls, Bion
                                                      President and Chief Executive                         Environmental
                                                      Officer of the Lehigh Group                           Technologies
                                                      Inc. (an electrical supply                            Inc. and The
                                                      wholesaler); Trustee of [   ]                         Credit Store Inc.
                                                      registered investment
                                                      companies in the Gabelli
                                                      fund complex.


Officers

Name (And Age), Position                                  Principal
   with the Fund and                                    Occupation During
  Business Address(1)                                   Past Five Years
------------------------                          ------------------------------
Bruce N. Alpert (50)                               Executive Vice President and Chief Operating Officer
Vice President and Treasurer                       of the Adviser since June 1988; Director and President
One Corporate Center                               of Gabelli Advisers, Inc.; Officer of all other
Rye, New York 10580-1434                           registered investment companies in the Gabelli fund
                                                   complex; Vice President of The Treasurer's Fund Inc.;
                                                   Vice President of Gabelli Westwood Funds.

David Schachter (48)                               Vice President of the Fund since July 9, 1999; Officer
Vice President                                     of certain other registered investment companies in the
One Corporate Center                               Gabelli fund complex; Financial Services Research
Rye, New York 10580-1434                           Analyst of Gabelli & Company from October 1, 1998
                                                   to July 9, 1999; Prior to October, 1998, Vice President
                                                   of Thomas J. Herzfeld Advisers, Inc., a registered
                                                   investment adviser and noted closed-end fund authority.

James E. McKee (38)                                Vice President and Secretary of the Adviser (since
Secretary of the Fund                              1995) and Vice President and General Counsel of
One Corporate Center                               GAMCO Investors, Inc. (since 1993); Secretary of the
Rye, New York 10580-1434                           registered investment companies in the Gabelli fund
                                                   complex; Vice President and Secretary of Gabelli
                                                   Asset Management.



*        "Interested person" of the Fund, as defined in the 1940 Act.  Mr. Mario Gabelli is an
         "interested person" of the Fund as a result of his employment as an officer of the
         Fund and the Adviser.  Messrs. John and Mario Gabelli are registered representatives of an affiliated broker-dealer.  Mr. Pohl is a director of the parent company of the
         Adviser.
_______________________
(1)      Address:  One Corporate Center, Rye, NY 10580, unless otherwise noted.

(2)      The Trust's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
         *-- Term expires at the Trust's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified. **-- Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
         ***-- Term expires at the Trust's 2004 Annual Meeting of
         Shareholders and until their successors are duly elected and qualified.

(3)      "Interested person" of the Trust as defined in the Investment Company Act of 1940.
         Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person"
         because of their affiliation with Gabelli Funds LLC which acts as the Trust's investment adviser.

         The Board of Trustees of the Fund are divided into three classes, with a class having a term of three years except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve three-year terms. The terms of Messrs. Colavita, Fahrenkopf, Morrissey and Zizza as trustees of the Fund expire in 2002; the terms of Messrs. Conn, John Gabelli, Pohl and Pustorino as trustees of the Fund expire in 2003; and the terms of Messrs. Bratter, Enright and Mario Gabelli as trustees of the Fund expire in 2004. See "Certain Provisions of the Declaration of Trust and the By-Laws" in the Prospectus.

-------------------------------------------------------------------------------------------------
Name of Director                   Dollar Range of Equity              Aggregate Dollar Range of
                                   Securities in the Fund              Equity Securities in all
                                                                       Registered Investment
                                                                       Companies Overseen by
                                                                       Directors in Family of
                                                                       Investment Companies
-------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------
Mario J. Gabelli                               E                                   E
John D. Gabelli                                A                                   E
Karl Otto Pohl                                 A                                   A
-------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------
Dr. Thomas E. Bratter                          C                                   E
James P. Conn                                  C                                   E
Vincent D. Enright                             A                                   E
Frank J. Fahrenkopf, Jr.                       A                                   A
Robert J. Morrissey                            A                                   C
Anthony J. Pustonino                           B                                   E
Salvatore J. Zizza                             C                                   E
-------------------------------------------------------------------------------------------------

---------------------------------
*        KEY TO DOLLAR RANGES
A.       None
B.       $1 - $10,000
C.       $10,001 - $50,000
D.       $50,001 - $100,000
E.       Over $100,000
All Shares were valued as of December 31, 2001.

         The Trustees serving on the Trust's Nominating Committee are Messrs. Zizza (Chairman) and Colavita. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Nominating Committee did not meet during the year ended December 31, 2001. The Trust does not have a standing compensation committee.

         Messrs. Pustorino (Chairman), Colavita and Enright serve on the Trust's Audit Committee and these Trustees are not "interested persons" of the Trust as defined in the 1940 Act. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants. During the year ended December 31, 2001, the Audit Committee met twice.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

          The following table shows certain compensation information for the Trustees and Officers of the Fund for the fiscal year ended December 31, 2001. Mr. Schachter is employed by the Fund and his compensation is evaluated and approved by the Trustees. Other officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

                             COMPENSATION TABLE
                 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

                                                                      TOTAL
                                                                   COMPENSATION
                                                                   FROM THE FUND
                                                                     AND FUND
                                                AGGREGATE          COMPLEX PAID
        NAME OF PERSON AND                     COMPENSATION        TO TRUSTEES/
            POSITION*                         FROM THE FUND         OFFICERS**

MARIO J. GABELLI Chairman of the                    $0                 $0
Board  (21)
DR. THOMAS E. BRATTER Trustee (3)                   $5,000             $31,500
FELIX J. CHRISTIANA**                               $3,544             $50,533
ANTHONY J. COLAVITA (32)                            $6,500             $145,016
JAMES P. CONN (11) Trustee                          $5,000             $53,750
VINCENT D. ENRIGHT (10) Trustee                     $5,500             $46,250
FRANK J. FAHRENKOPF, JR. (3) Trustee                $5,000             $31,500
JOHN D. GABELLI (9) Trustee                         $0                 $0
ROBERT J. MORRISSEY (8)                             $4,500             $37,266
KARL OTTO POHL (30) Trustee                         $0                 $0
ANTHONY R. PUSTORINO (16) Trustee                   $6,000             $125,250
SALVATORE J. ZIZZA (7) Trustee                      $5,500             $64,266



* Represents the total compensation paid to such persons during the calendar year ended December 31, 2001 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

**       Mr. Christiana served as a Trustee of the Trust until June 7, 2001.

For his services as Vice President of the Fund, Mr. Schachter received compensation in 2001 of $85,000.

LIMITATION OF OFFICERS' AND TRUSTEES' LIABILITY.

         The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

         Gabelli Funds, LLC acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc. which was organized in 1980. As of December 31, 2001, the Adviser and its affiliates acted as registered investment advisers to 20 management investment companies with aggregate net assets of $11.1 billion. The Adviser, together with other affiliated investment advisers, has assets under management totaling $24.8 billion. GAMCO Investors, Inc., an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $11.5 billion under management as of December 31, 2001. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.6 billion under management as of December 31, 2001. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns 78.6% of the capital stock of Gabelli Asset Management Inc. as of February 28, 2002.

         Under the terms of the Advisory Agreement, the Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including main taining the Fund's books and records, preparing reports to the Fund's shareholders and super vising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense. For its services, the Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Fund.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Adviser's property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

                           PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

REPURCHASE OF SHARES

         The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund.

         When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively.

PORTFOLIO TURNOVER

         The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2001 and 2000 were 41% and 92%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders, as applicable. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders.

                       AUTOMATIC DIVIDEND REINVESTMENT
                      AND VOLUNTARY CASH PURCHASE PLAN

         Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Fund ( the "Plan"), a shareholder whose Common Stock is registered in his own name, including all Shares issued pursuant to the Rights Offering and all shares held by a shareholder participating in the Rights Offering, will have all distributions reinvested automatically by Equiserve Trust Company ("Equiserve"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker- dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiserve as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Fund, or acquired by the Plan agent in the open market, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Equiserve will buy the Fund's Common Stock for the Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that Equiserve will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of its Common Stock exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to Equiserve, twice per month for the Fund, for investment in the shares. Such payments may be made in any amount from $250 to $10,000. Equiserve will use all funds received from participants to purchase shares of the Fund in the open market on the 1st and 15th of each month. It is suggested that participants send voluntary cash payments to Equiserve in a manner that ensures that Equiserve will receive these payments approximately 10 days before the investment date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by Equiserve at least 48 hours before such payment is to be invested.

         Equiserve maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by Equiserve in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. A Plan participant may send his share certificates to Equiserve so that the shares represented by such certificates will be held by Equiserve in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, Equiserve will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. Equiserve's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to Equiserve's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

         With respect to purchases from voluntary cash payments, Equiserve will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as Equiserve will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

         The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Equiserve on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Equiserve at [P.O. Box 9573, Boston, Massachusetts 02205- 9573].

                                  TAXATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses) and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year- end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

DISTRIBUTIONS

         Distributions paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust (as described below), are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Dividend distributions of investment company taxable income are taxable to a shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction. Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends or dividends qualifying for a dividends received deduction and other distributions.

         Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

         If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

FOREIGN TAXES

         The Fund may be subject to certain taxes imposed by the countries in which it in vests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax pur poses, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. federal income tax principles as having been paid by the Fund's shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income. Because application of the credit depends on the particular circumstances for each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS

         The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to shareholders, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains and ordinary income will currently be taxed at a maximum rate of 38.6% while long- term capital gains generally will be taxed at a maximum rate of 20% and 10% for taxpayers in the 15% bracket. The 20% capital gains rate and the 10% capital gains rate will be reduced to 18% and 8% respectively, for capital assets held for more than five years if the holding period begins after December 31, 2000.

BACKUP WITHHOLDING

         The Fund generally will be required to withhold U.S. federal income tax ("backup withholding") from dividends, capital gain distributions and certain other amounts paid to shareholders who are U.S. citizens or resident aliens if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the Internal Revenue Service notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN INVESTORS

         A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.

FUND INVESTMENTS

         The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

         The Fund may write (i.e., sell) covered call and covered put options on its portfolio securities, purchase call and put options on securities and engage in transactions in financial futures and related options on such futures. Such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for U.S. federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. Subject to certain exceptions, generally gain or loss from Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund primarily to reduce the risk of changes in price or interest or currency exchange rate with respect to its investments.

         The U.S. federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payment received under such arrangements as ordinary income and to amortize such payment under certain circumstances. The Fund does not anticipate that its activity in this regard will affect its qualification as a regulated investment company.

         Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options and futures. Under Code Section 1092, the Fund may, for U.S. federal income tax purposes, be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in options and futures.

         Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, any excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one election currently available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC, on a current basis, whether or not distributions were received from the PFIC in a given year. Under another election, the Fund would be required to mark to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as realized and such gains would be required to be reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If either one of these elections were made the special rules, discussed above, relating to the taxation of excess distributions would not apply.

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

         The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the U.S. federal income taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state, local, foreign income or other taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                               NET ASSET VALUE

         The net asset value of the Fund's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short- term investments that mature in more than 60 days are valued at the highest bid price ob tained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments.

         Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's respective net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                             GENERAL INFORMATION

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 is special counsel to the Fund in connection with the rights offering.

          PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.

                              BENEFICIAL OWNER

         There are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock.

                            FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2001, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at 800-GABELLI (422-3554).

                                                                     APPENDIX A

                           CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.


Aaa        Bonds that are rated Aaa are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds that are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. Principal and interest payments on bonds in this category are regarded as safe.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                         ___________________________

                                   PART C

                              OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS


(1) Financial Statements

     (a) Financial Statements (audited) for the fiscal year 2001(1) (i) Portfolio of Investments as of December 31, 2001 (ii) Statement of Assets and Liabilities as of December 31, 2001 (iii) Statement of Operations for the year ended December 31, 2001 (iv) Statement of Changes in Net Assets for the year ended December 31, 2001
            (v) Financial highlights for a share outstanding throughout the periods 2001 and 2000 and 1999.
            (vi)  Notes to Financial Statements
            (vii) Report of Independent Accountants

(2) Exhibits

     (a)    Amended and Restated Agreement and Declaration of Trust of
            Registrant(2)
     (b)    Amended and Restated By-Laws of Registrant(2)
     (c)    Not applicable
     (d)    (i) Form of Registrant's Common Stock Certificate(2)
            (ii) Form of Subscription Certificate(3) (iii) Form of Notice of Guaranteed Delivery of Payment(3) (iv) Form of DTC Participant Oversubscription Exercise Form(3) (v) Form of Nominee Holder Oversubscription Certification(3) (vi) Form of Subscription, Distribution and Escrow Agency Agreement(3)
     (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(2)
     (f)    Not applicable
     (g)    Form of Investment Advisory Agreement between Registrant and
            Gabelli Funds, LLC(2)
     (h)    Not applicable
     (i)    Not applicable
     (j) (1) Form of Custodian Contract between Registrant and Boston Safe Deposit and Trust Company(3)
           (2) Form of Custodian Fee Schedule between Registrant and Boston Safe Deposit and Trust Company(2)
     (k)    Form of Registrar, Transfer Agency and Service Agreement
            between Registrant and Equiserve Trust Company (2)
     (l)    Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
            with respect to legality(3)
     (m)    Not applicable
     (n)   (i)   Consent of PricewaterhouseCoopers LLP(3)
           (ii)  Powers of Attorney(3)
     (o)   Not applicable
     (p)   Not applicable
     (q)   Codes of Ethics of the Trust and the Advisor (3)

___________________

(1) Incorporated by reference to the Fund's annual report filed on March 8, 2001
(2) Previously filed.
(3) Filed herewith.


Item 25.  Marketing Arrangements

        Not Applicable


Item 26.  Other Expenses of Issuance and Distribution

       The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


SEC registration fees..............................................   $  3,460
New York Stock Exchange listing fee................................     50,765
Printing and engraving expenses ...................................     75,000
Auditing fees and expenses ........................................     10,000
Legal fees and expenses............................................    100,000
Blue Sky fees and expenses.........................................      5,000
Miscellaneous......................................................    225,471
       Total.......................................................    470,696


Item 27.   Persons Controlled by or Under Common Control with Registrant

       NONE


Item 28.  Number of Holders of Securities as of March 21, 2002

                                                               Number of Record
Title of Class                                                      Holders
--------------                                                  ---------------
Capital Stock, par value $.001 per share                           11,368



Item 29.   Indemnification

       The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Trustees Liability" in the Part B of this Registration Statement.

       Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 30.      Business and Other Connections of Adviser


Item 30.      Business and Other Connections of Investment Adviser

         The Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).


Item 31.      Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Adviser at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of EquiServe Trust Company, N.A., 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021.


Item 32.      Management Services

         Not applicable.


Item 33.      Undertakings

              o Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

             o    Not applicable.

             o    Not applicable.

             o    Not applicable.

             o Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                  Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

              o Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                 SIGNATURES

          As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 10th day of May, 2002.

                          THE GABELLI UTILITY TRUST

                          By: /s/ Bruce N. Alpert
                              --------------------------
                              Bruce N. Alpert
                              Vice President and Treasurer

         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                             Title                          Date

                                       Chairman of the Board,              May 10, 2002
--------------------------------       President, Chief Investment
Mario J. Gabelli                       Officer and Trustee


 /s/ Bruce N. Alpert                   Chief Financial Officer             May 10, 2002
--------------------------------
Bruce N. Alpert

                 *                     Trustee                             May 10, 2002
--------------------------------
Thomas E. Bratter

                 *                     Trustee                             May 10, 2002
--------------------------------
Felix J. Christiana

                  *                    Trustee                             May 10, 2002
--------------------------------
Anthony J. Colavita

                  *                    Trustee                             May 10, 2002
--------------------------------
James P. Conn

                  *                    Trustee                             May 10, 2002
--------------------------------
Vincent D. Enright

                  *                    Trustee                             May 10, 2002
--------------------------------
Frank J. Fahrenkopf, Jr.

                                       Trustee                             May 10, 2002
--------------------------------
John D. Gabelli

                  *                    Trustee                             May 10, 2002
--------------------------------
Karl Otto Pohl

                  *                    Trustee                             May 10, 2002
--------------------------------
Anthony R. Pustorino

                  *                    Trustee                             May 10, 2002
--------------------------------
Salvatore J. Zizza

                  *                    Trustee                             May 10, 2002
--------------------------------
Bruce N. Alpert
Attorney-in-Fact


                                EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

EX-99 (d) (ii)   Form of Subscription Certificate

EX-99 (d) (iii)  Notice of Guaranteed Delivery

EX-99 (d) (iv)   Form of DTC Participant Oversubscription Exercise Form

EX-99 (d) (v)    Form of Nominee Holder Oversubscription Certification

EX-99 (d) (vi)   Form of Subscription, Distribution and Escrow Agency Agreement

EX-99 (j)(1)     Form of Custodian Contract between Registrant and Boston
                 Safe Deposit and Trust Company

EX-99 (1)        Opinion and Consent of Skadden, Arps, Slate, Meagher &
                 Flom LLP

EX-99 (n)(1)     Consent of PricewaterhouseCoopers LLP

EX-99 (n)(2)     Powers of Attorney

EX-99 (q)        Codes of Ethics of the Trust and the Advisor